UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 4, 2015

Rex Energy Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-33610	20-8814402
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

366 Walker Drive

State College, Pennsylvania 16801

(Address of Principal Executive Office and Zip Code)

(814) 278-7267

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On August 4, 2015, Rex Energy Corporation (“Rex Energy”) issued a press release announcing its operational and financial results for the second quarter 2015. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information under this heading, including the related Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth in such a filing.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 1, 2015 Rex Energy Corporation (“Rex Energy”) entered into a separation agreement and complete release with Patrick M. McKinney, outgoing President of Rex Energy and its wholly owned subsidiary, Rex Energy Operating Corp. (“Rex Operating,” together with Rex Energy, the “Company”).

The separation agreement provides that Mr. McKinney will be entitled to receive separation pay at his current salary rate by means of salary continuation (pursuant to the Company’s regular payroll practices) for the period of August 1, 2015 up to and including September 1, 2015 and reimburse him for the first month of COBRA continuation coverage should Mr. McKinney elect coverage. Additionally, Mr. McKinney will receive one-third of the restricted stock granted to him under the terms of a Time-based Restricted Stock Award Agreement dated January 5, 2015 and two-thirds of the restricted stock granted to him under the terms of a Time-based Restricted Stock Award Agreement dated December 12, 2012 (the “Award Agreements”). Notwithstanding anything to the contrary provided in the Award Agreements, Mr. McKinney will be entitled to receive the shares of stock effective August 1, 2015. Under the separation Agreement, Mr. McKinney was also granted an extension of the exercise period for stock options granted to him on October 10, 2011 through July 31, 2016, which is within the original expiration period.

Under the separation agreement, Mr. McKinney has agreed to customary confidentiality, non-competition, non-solicitation, non-disparagement, and further assurances covenants with respect to the Company.

The foregoing summary of Mr. McKinney’s separation agreement is qualified in its entirety by reference to the full text of the agreement, which is filed as Exhibit 99.2 to this 8-K.

Item 7.01 Regulation FD Disclosure.

On August 5, 2015, Rex Energy made available on its website the “Rex Energy Corporate Presentation August 2015.” The presentation can be accessed by going to www.rexenergy.com, selecting the “Investor Relations” tab, and then selecting the “Events & Presentations” tab. The presentation will be available on the company’s website until the next regular update.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit Title

99.1	Press Release of Rex Energy Corporation dated August 4, 2015.

99.2	Separation Agreement of Patrick M. McKinney dated August 1, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REX ENERGY CORPORATION

Date:	August 4, 2015	By:	/s/ Jennifer L. McDonough
			Name:	Jennifer L. McDonough
			Title:	Sr. Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Exhibit Title

99.1	Press Release of Rex Energy Corporation dated August 4, 2015.

99.2	Separation Agreement of Patrick M. McKinney dated August 1, 2015.